UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2013

SYNTROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34490	73-1565725
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5416 S. Yale, Suite 400 Tulsa, Oklahoma		74135
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (918) 592-7900

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On October 8, 2013, Syntroleum Corporation (the “Company”) issued a press release announcing that its 2013 annual meeting of stockholders would be held via webcast at 2:00 p.m. Central Time on December 18, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished on this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Exhibits

(d)

99.1	Press Release, dated October 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNTROLEUM CORPORATION

Date: October 8, 2013	By:	/s/ Karen L. Power
Karen L. Power, Senior Vice President and Principal Financial Officer